                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                              ----------------


                                 FORM 8-K/A

                      AMENDMENT NO. 1 TO CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      March 26, 1996
                                                   ----------------------------

                        SubMicron Systems Corporation
- --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

       Delaware                   0-19507                      13-3607944
- ---------------------    ---------------------------    ------------------------
(State or other           (Commission File Number)         (IRS employer
jurisdiction of                                            identification no.)
Incorporation)


6330 Hedgewood Drive, No. 150, Allentown, PA                         18106
- --------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:    (610) 391-9200
                                                     ------------------------

Item 7 of the Current Report on Form 8-K dated March 26, 1996 of SubMicron Systems Corporation (the "Company") is hereby amended and restated in its entirety to read as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

          (a)  Financial Statements of Business Acquired.

               Imtec Acculine, Inc.

               Independent Auditors' Report

               Balance Sheets as of December 31, 1995 and 1994

               Statements of Operations for the years ended December 31, 1995, 1994 and 1993

               Statements of Shareholders' Equity for the years ended December 31, 1995, 1994 and 1993

               Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993

               Notes to Financial Statements

          (b)  Pro Forma Financial Information.

               SubMicron Systems Corporation and Subsidiaries

               Pro Forma condensed combined Balance Sheets as of December 31,
               1995

               Pro Forma condensed combined Statements of Income for the year ended December 31, 1995

               Notes to Pro Forma condensed combined Financial Statements

          (c)  Exhibits.

               2 Stock Agreement and Plan of Merger dated March 26, 1996 by and among the Company, SubImtec Acquisition Corporation and Imtec Acculine, Inc. (incorporated by reference to the Company's Current Report on Form 8-K dated March 26, 1996)

               23.1 Consent of Ireland, San Filippo & Company, Independent
                    Auditors

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SUBMICRON SYSTEMS CORPORATION

Date:  June 7, 1996                            By: \s\ R.G. Holmes
                                               -------------------
                                               Name:  R.G. HOLMES
                                               Title:  CHIEF FINANCIAL OFFICER

                                 EXHIBIT INDEX

     Exhibit
     No.             Description                                  Page
     ---             -----------                                  ----
     2               Agreement and Plan of Merger dated
                     March 26, 1996 by and among
                     SubMicron Systems Corporation,
                     SubImtec Acquisition Corporation,
                     Imtec Acculine, Inc. (incorporated by
                     reference to the Company's Current
                     Report on Form 8-K dated March 26, 1996)

     23.1            Consent of Ireland, San Filippo & Company
                     Independent Auditors

                 SUBMICRON SYSTEMS CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                             BASIS OF PRESENTATION
                                  (Unaudited)



The accompanying Pro Forma Condensed Combined Balance Sheet as of December 31, 1995 and the related Pro Forma Condensed Combined Statement of Income for the year then ended, give effect to the acquisition (the "Acquisition") of Imtec Acculine, Inc. by SubMicron Systems Corporation and Subsidiaries (SubMicron or the Company), as if this transaction had occurred as of December 31, 1995 in the case of the Pro Forma Condensed Combined Balance Sheet or as of January 1, 1995 in the case of the Pro Forma Condensed Combined Statement of Income for the year ended December 31, 1995.

The Company's Pro Forma Condensed Combined Financial Statements have been prepared by management and should be read in conjunction with the historical financial statements of SubMicron and Imtec. The Pro Forma Condensed Combined Financial Statements are based on certain assumptions and preliminary estimates which are subject to change. These statements do not purport to be indicative of the financial position or results of operations that might have occurred, nor are they indicative of future results.

                 SUBMICRON SYSTEMS CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               December 31, 1995
                                  (unaudited)

                                              Historical                                  Pro Forma
                                   --------------------------------        -------------------------------------
                                      SubMicron            Imtec                Adjustments          Combined
                                   ----------------    ------------        -------------------   ---------------
ASSETS
Current assets:
  Cash and cash equivalents        $    15,614,303     $       396,000                         $    16,010,303
  Accounts receivable, net              45,461,427           1,467,000     $      (309,868)(c)      46,618,559
  Inventories                           33,142,107           1,158,000            (168,100)(b)      34,132,007
  Prepaids and other                     2,695,559              17,000               23,602(b)       2,736,161
  Deferred income taxes                  1,772,123             114,000                               1,886,123
                                   ---------------     ---------------     ---------------     ---------------
  Total current assets                  98,685,519           3,152,000            (454,366)        101,383,153

Property and equipment, net             12,519,656             111,000                              12,630,656
Goodwill                                 1,911,677                   0                               1,911,677
Other assets                             4,017,838               5,000                               4,022,838
                                   ---------------     ---------------     ---------------     ---------------
  Total assets                     $   117,134,690     $     3,268,000     $      (454,366)    $   119,948,324
                                    ==============      ==============      ==============      ==============

LIABILITIES AND STOCKHOLDERS'
  EQUITY
Current liabilities:
  Line of credit                        15,934,000             316,000                              16,250,000
  Current portion of long-
   term debt                             1,183,413                   0                               1,183,413
  Accounts payable                      25,102,181             507,000            (309,868)(c)      25,299,313
  Deferred revenue                       2,615,441                   0                               2,615,441
  Accrued expenses and other             8,747,401             187,000                               8,934,401
  Income taxes payable                           0              47,000             (47,000)(b)               0
                                   ---------------     ---------------     ---------------     ---------------
   Total current liabilities            53,582,436           1,057,000            (356,868)         54,282,568

Long-term debt, net of current          18,908,737                   0                              18,908,737
  maturities
Deferred income taxes                      628,073                   0                                 628,073
Deferred revenues                          106,417                   0                                 106,417
                                   ---------------     ---------------     ---------------     ---------------
  Total liabilities                     73,225,663           1,057,000            (356,868)         73,925,795
                                   ---------------     ---------------     ---------------     ---------------

Stockholders' equity:
Preferred Stock $.0001 par value
5000 shares authorized
None issued and outstanding                      0                   0                   0                   0
Common stock $.0001 par value                1,599              18,000             (17,942)(a)           1,657
100,000,000 shares authorized
16,562,796 shares issued and
outstanding

Additional paid-in capital              39,204,683                                  17,942(a)       39,222,625
Retained earnings                        5,007,516           2,193,000             (97,498)(b)       7,103,018
Deferred compensation                     (224,034)                  0                                (224,034)
Notes receivable                           (80,737)                                                    (80,737)
                                   ---------------     ---------------     ---------------     ---------------

  Total stockholders' equity            43,909,027           2,211,000             (97,498)         46,022,529
                                   ---------------     ---------------     ---------------     ---------------
  Total liabilities & stock-
   holders' equity                 $   117,134,690     $     3,268,000     $      (454,366)    $   119,948,324
                                    ==============      ==============      ==============      ==============

                 SUBMICRON SYSTEMS CORPORATION AND SUBSIDIARIES
               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                      For The Year Ended December 31, 1995
                                  (unaudited)


                                                 Historical                              Pro Forma
                                     -----------------------------------    -----------------------------------
                                       SubMicron              Imtec            Adjustments          Combined
                                     --------------     ----------------    ----------------     --------------
Net equipment sales                  $   92,294,150     $              0    $                    $   92,294,150
Net sales, other                         25,410,804            7,797,000         (2,434,000)(b)      30,773,804
                                     --------------     ----------------    ---------------      --------------
  Total net sales                       117,704,954            7,797,000         (2,434,000)        123,067,954
                                     --------------     ----------------    ---------------      --------------

Cost of equipment sales                  63,666,000                                                  63,666,000
Cost of sales, other                     18,365,636            4,586,000         (2,265,900)(b)      20,685,736
                                     --------------     ----------------    ---------------      --------------
  Total cost of sales                    82,031,636            4,586,000         (2,265,900)         84,351,736
                                     --------------     ----------------    ---------------      --------------

Gross Profit                             35,673,318            3,211,000           (168,100)         38,716,218

Selling, general and administrative      26,843,739            2,265,000                             29,108,739
Research and development                  5,678,517                    0                              5,678,517
                                     --------------     ----------------    ---------------      --------------

  Operating income                        3,151,062              946,000           (168,100)          3,928,962
                                     --------------     ----------------    ----------------     --------------

Other income (expense):
  Interest income                           336,911               63,000                                399,911
  Interest expense                       (1,826,182)             (14,000)                            (1,840,182)
  Other, net                              2,698,220                    0                  0           2,698,220
                                     --------------     ----------------    ---------------      --------------
    Total, other                          1,208,949               49,000                              1,257,949
                                     --------------     ----------------    ---------------      --------------

Income before provision
  for income taxes                        4,360,011              995,000           (168,100)          5,186,911

Provision for income taxes                1,150,291              418,000            (70,602)(b)       1,497,689
                                     --------------     ----------------    ---------------      --------------
Net income                           $    3,209,720     $        577,000    $       (97,498)     $    3,689,222
                                      =============      ===============     ==============       =============

Net Income
per Common Share                              $0.21                                                       $0.23
                                     ==============                                              ==============

Weighted Average Number
of Common Shares
Outstanding                              15,584,687                                                  16,159,687
                                     ==============                                              ==============

                 SUBMICRON SYSTEMS CORPORATION AND SUBSIDIARIES
           NOTES TO PRO FORMA CONSENSED COMBINED FINANCIAL STATEMENTS
                                  (Unaudited)

1. HISTORICAL

  The historical balances represent the financial position and results of operations for each company and were derived from the respective financial statements for the indicated period.

2. ACQUISITION OF IMTEC ACCULINE INC.

  On March 26, 1996, the Company acquired Imtec Acculine, Inc. ("Imtec"), a Sunnyvale, California corporation. Imtec's principal business is designing, developing, testing, manufacturing and marketing temperate regulated baths and high resolution photo plates for the semiconductor market and related industries. The Company acquired all the outstanding stock of Imtec in exchange for 575,000 shares of its Common stock. The transaction will be accounted for as a pooling of interests and accordingly, historical financial data in future reports will be restated to include Imtec.

  The following pro forma adjustments are reflected as if the merger had occurred as of December 31, 1995 in the case of the Pro Forma Condensed Combined Balance Sheet or as of January 1, 1995 in the case of the Pro Forma Condensed Combined Statement of Income for the year ended December 31, 1995.

  PRO FORMA CONDENSED COMBINED BALANCE SHEET

  (a) To reclassify Imtec equity
  (b) To eliminate intercompany profit in inventory and related tax effects
  (c) To eliminate intercompany payable/receivable

  PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

  (b) To eliminate intercompany sales, cost of sales, intercompany profit in inventory and related tax effects

                              IMTEC ACCULINE, INC.

                              FINANCIAL STATEMENTS

                        DECEMBER 31, 1993, 1994 AND 1995

        REPORT OF IRELAND, SAN FILIPPO & COMPANY, INDEPENDENT AUDITORS


The Board of Director and Shareholders
Imtec Acculine, Inc.

We have audited the accompanying balance sheets of Imtec Acculine, Inc. (a California Corporation) as of December 31, 1993, 1994 and 1995, and the related statements of operations, shareholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Imtec Acculine, Inc. at December 31, 1993, 1994 and 1995, and the results of its operations and its cash flows for each of the years then ended, in conformity with generally accepted accounting principles.

                        IRELAND, SAN FILIPPO & COMPANY


Palo Alto, California
February 23, 1996

                              IMTEC ACCULINE, INC.

                                 -------------

                                 BALANCE SHEET
                      (In thousands, except share amounts)




                                     ASSETS

                                                              December 31,
                                              ---------------------------------------------
                                                   1993           1994              1995
                                              ------------    -------------     -----------
Current assets:
  Cash and cash equivalents                   $        312    $       467       $       396
  Accounts receivable, net                             685          1,010             1,467
  Inventories                                          899            797             1,158
  Other                                                 59             80               131
                                              ------------    -----------       -----------
   Total current assets                              1,955          2,354             3,152
Property and equipment, net                            147            138               111
Other assets                                             4              5                 5
                                              ------------    -----------       -----------
                                              $      2,106    $     2,497       $     3,268
                                              ============    ===========       ===========


                     LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
  Accounts payable                            $        519    $       468       $       507
  Accrued salary and employee benefits                 122             95               154
  Other accrued liabilities                              8             18                33
  Income taxes payable                                  61            268                47
  Notes payable                                        214             14               316
                                              ------------    -----------       -----------
   Total liabilities, all current                      924            863             1,057
                                              ------------    -----------       -----------

Shareholder's equity:
  Common stock, no par value, 1,000,000
   shares authorized:  360,000 shares issued
   and outstanding at December 31, 1993,
   1994 and 1995, respectively                          18             18                18
  Retained earnings                                  1,164          1,616             2,193
                                              ------------    -----------       -----------
   Total shareholder's equity                        1,182          1,634             2,211
                                              ------------    -----------       -----------
                                                     2,106          2,497             3,268
                                              ============    ===========       ===========

                              IMTEC ACCULINE, INC.

                                 -------------

                            STATEMENT OF OPERATIONS
                    (In thousands, except per share amounts)


                                                        Years Ended December 31,
                                              -------------------------------------------
                                                   1993           1994            1995
                                              ------------    ------------    -----------
Revenues                                      $      6,028    $     7,038     $     7,797
Costs and expenses:
  Cost of revenues                                   4,088          4,183           4,586
   Selling, general and administrative               1,614          2,017           2,265
                                              ------------    -----------     -----------
   Total costs and expenses                          5,702          6,200           6,851
                                              ------------    -----------     -----------
Income from Operations                                 326            838             946
Interest expense                                       (22)           (11)            (14)
Interest income and other, net                          26             31              63
                                              ------------    -----------     -----------
Income before tax provision                            330            858             995
Tax provision                                          100            406             418
                                              ------------    -----------     -----------
Net Income                                    $        230    $       452     $       577
                                              ============    ===========     ===========

                             IMTEC ACCULINE, INC.

                                -------------

                      STATEMENT OF SHAREHOLDER'S EQUITY
                     (In thousands, except share amounts)




                                                                 Total
                                 Common         Retained     Shareholder's
                                 Stock          Earnings        Equity
                              -----------     ------------    -----------
Balance at December 31, 1992  $        18     $        934    $       952

Net Income                              -              230            230
                              -----------     ------------    -----------
Balance at December 31, 1993           18            1,164          1,182

Net Income                              -              452            452
                              -----------     ------------    -----------
Balance at December 31, 1994           18            1,616          1,634

Net Income                              -              577            577
                              -----------     ------------    -----------
Balance at December 31, 1995  $        18     $      2,193    $     2,211
                              ===========     ============    ===========

                              IMTEC ACCULINE, INC.

                                -------------

                            STATEMENT OF CASH FLOWS
                Increase (Decrease) in Cash and Cash Equivalents
                                 (In thousands)

                                                         Years Ended December 31,
                                              --------------------------------------------
                                                   1993           1994            1995
                                              ------------    ------------    ------------
Operating activities:
  Net income                                  $        230    $       452     $       577
  Adjustments to reconcile net income
   to net cash provided by (used in)
   operating activities:
   Depreciation and amortization                        40             39              38
   Deferred income taxes                               (15)           (26)            (43)
   Changes in operating assets and
     liabilities:
     Accounts receivable                              (152)          (325)           (457)
     Inventories                                      (106)           102            (361)
     Other current assets                               (5)             6              (8)
     Accounts payable                                  258            (50)             39
     Accrued salary and employee
     benefits                                           35            (19)             80
     Income taxes payable                               64            208            (227)
                                              ------------    -----------     -----------
  Net cash provided by (used in)
   operating activities:                               349            385            (362)

Investing activities:
  Property and equipment                               (73)           (29)            (11)
  Other assets                                           -             (1)              -
                                              ------------    -----------     -----------
  Net cash used in investing activities                (73)           (30)            (11)

Financing activities:
  Proceeds from (principal payments on)
   notes payable                                        17            (10)             (3)
  Proceeds from (payments on) line of
   credit, net                                         (30)          (190)            305
                                              ------------    -----------     -----------
  Net cash provided by (used in)
   financing activities                                (13)          (200)            302
  Net increase (decrease) in cash and
   cash equivalents                                    263            155             (71)
  Cash and cash equivalents, beginning
   of period                                            49            312             467
                                              ------------    -----------     -----------
  Cash and cash equivalents, end of period    $        312    $       467     $       396
                                              ============    ===========     ===========

Supplemental disclosure of cash flow
  information:
  Cash paid for interest                      $         22    $        11     $        14
                                              ============    ===========     ===========
  Cash paid for taxes                         $         51    $       222     $       687
                                              ============    ===========     ===========

                              IMTEC ACCULINE, INC.

                                -------------

                         NOTES TO FINANCIAL STATEMENTS
              (Information as of December 31, 1993, 1994 and 1995)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Imtec Acculine, Inc. (the "Company") was incorporated under the laws of the State of California on April 6, 1972 under the name Imtec Products, Inc. In March of 1995, the Company changes its name to Imtec Acculine, Inc. for better recognition in its marketplace. The accompanying consolidated financial statements for 1993 and 1994 include Imtec Acculine, Inc. (formerly known as Imtec Products, Inc.) and its former wholly owned subsidiary, Imtec Acculine, Inc.

The Company's principal business is designing, developing, testing, manufacturing and marketing temperature regulated baths and high resolution photo plates for the semiconductor market and related industries.

Principles of consolidation
The consolidated financial statements for 1993 and 1994 include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash equivalents
For financial statement purposes, the Company considers all highly liquid debt instruments purchased with a maturity at date of purchase of less than three months to be cash equivalents.

Inventories
Inventories are stated at weighted-average cost.

Property and equipment
Property and equipment are carried at cost less accumulated depreciation. Depreciation and amortization have been provided on a straight-line basis over the following estimated useful lives:

   Equipment                  2 to 7 years
   Furniture and fixtures     3 to 7 years
   Leasehold improvements     Estimated useful life or lease term, whichever is shorter

Revenue recognition
Revenue from product sales in generally recorded at the time of shipment.

                              IMTEC ACCULINE, INC.

                                -------------

                         NOTES TO FINANCIAL STATEMENTS
              (Information as of December 31, 1993, 1994 and 1995)


Concentration of credit risk
Financial instruments which potentially subject the Company to concentration of credit risk consist principally of investments in cash equivalents and trade receivables.

Investments in cash equivalents consist of cash on deposit with a bank. Amounts on deposit exceeded the federally insured limits by approximately $330,000.

Investments in trade receivables arise from the sale of products to customers in the semiconductor and related industries. The Company performs ongoing credit evaluations of its customers' financial condition and generally requires no collateral.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

2.   BANKING ARRANGEMENTS

During 1995, the Company had a revolving line of credit up to a maximum of $500,000. The line of credit was available for working capital borrowing subject to eligible accounts receivable with interest at the bank's prime rate plus 1.25% (9.75% at December 1995). The line was secured by all of the assets of the Company and expires in July 1996. The outstanding borrowing under this line of credit at December 31, 1995 totaled $305,000.

Terms of the above bank arrangements required compliance with certain financial covenants including the maintenance of certain ratios, minimum tangible net worth and profitability. The Company was in compliance with the above financial covenants at December 31, 1995.

                              IMTEC ACCULINE, INC.

                                -------------


                         NOTES TO FINANCIAL STATEMENTS
              (Information as of December 31, 1993, 1994 and 1995)


3.  RETIREMENT PLANS

The Company maintains qualified retirement plans for eligible employees. The Company maintains a money purchase pension plan, contributions to which are based on a percentage of the employee's wages. Contributions to the plan for the years ended December 31, 1993, 194 and 1995, were $66,000, $59,000 and $69,000, respectively.

Effective July 1, 1994, the Company established a 401(K) profit sharing plan for eligible employees. The plan is designed to provide employees with an accumulation of funds at retirement. The Company may make contributions to the plan at the discretion of the Board of Directors. Contributions to the plan for the years ended December 31, 1994 and 1995 were $15,000 and $41,000, respectively.

4. TAX PROVISION

The tax provision consists of:

                                              December 31,
                              -------------------------------------------
                                 1993             1994            1995
                              -----------     ------------    -----------
                                             (in thousands)
  Federal - current           $        75     $        312    $       321
  State - current                      25               94             97
                              -----------     ------------    -----------
                              $       100     $        406    $       418
                              ===========     ============    ===========

                              IMTEC ACCULINE, INC.

                                -------------

                         NOTES TO FINANCIAL STATEMENTS
              (Information as of December 31, 1993, 1994 and 1995)

The tax provision reconciles to the amount computed by multiplying income before tax provision by the U.S. statutory tax rates as follows:




                                                              December 31,
                                              -------------------------------------------
                                                 1993             1994            1995
                                              ------------    -----------     -----------
                                                              (in thousands)
Provision at statutory rates                  $        112    $       292     $       338
State taxes, net of federal benefit                     17             95              66
Nondeductible (nontaxable) items                        (5)            11              13
Adjust deferred tax balances for increase
  in federal rate                                       (5)             -               -
Other                                                  (19)             8               1
                                              ------------    -----------     -----------
                                              $        100    $       406     $       418
                                              ============    ===========     ===========


Significant components of the Company's deferred tax assets for federal and state income taxes as of December 31, 1993, 1994 and 1995, are as follows:

                                                              December 31,
                                              -------------------------------------------
                                                   1993          1994             1995
                                              ------------    -----------     -----------
                                                              (in thousands)
Deferred tax assets:
  Bad debt reserve                            $          4    $         4     $        16
  Section 263A inventory adjustment                     30             36              50
  State taxes                                           10             32              29
  Accrued vacation                                       -              -              19
                                              ------------    -----------     -----------
                                                        44             72             114
  Valuation allowance                                    -              -               -
                                              ------------    -----------     -----------
   Net deferred tax assets                    $         44    $        72     $       114
                                              ============    ===========     ===========

                              IMTEC ACCULINE, INC.

                                -------------

                         NOTES TO FINANCIAL STATEMENTS
              (Information as of December 31, 1993, 1994 and 1995)

5.  INDUSTRY AND GEOGRAPHIC INFORMATION

The Company operates in a single industry segment. The Company markets its products in the Unites States and in foreign countries through it sales personnel and independent sales representatives. The Company's geographic sales as a percent of net revenues are as follows:

                                         Years Ended December 31,
                              -------------------------------------------
                                  1993            1994            1995
                              -----------     ------------    -----------
  United States                       89%              94%            85%
  Export:
   Europe                              7%               3%             8%
   Asia                                4%               3%             7%
                              -----------     ------------    -----------
                                     100%             100%           100%
                              ===========     ============    ===========

6.  MAJOR CUSTOMERS

Revenue from major customers constituting 10% or more of net revenues are as follows:

                                          Years Ended December 31,
                              ----------------------------------------------
                                  1993            1994             1995
                              -----------     ------------    --------------
  Customer A                          23%              23%            31%
  Customer B                          25%              18%            14%
  Customer C                            -              14%              -





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
                              IMTEC ACCULINE, INC.

                                -------------

                         NOTES TO FINANCIAL STATEMENTS
              (Information as of December 31, 1993, 1994 and 1995)

7.   SELECTED BALANCE SHEET INFORMATION

                                                              December 31,
                                              -------------------------------------------
                                                    1993            1994          1995
                                              ------------    --------------  -----------
                                                              (in thousands)
Accounts receivable:
  Trade accounts receivable                   $        694    $     1,021     $     1,505
  Allowance for doubtful accounts                       (9)           (11)            (38)
                                              ------------    -----------     -----------
                                              $        685    $     1,010     $     1,467
                                              ============    ===========     ===========

Inventories:
  Raw materials                               $        587    $       516     $       724
  Work-in-process                                      161             82             202
  Finished goods                                       151            199             232
                                              ------------    -----------     -----------
                                              $        899    $       797     $     1,158
                                              ============    ===========     ===========

Other current assets:
  Other receivables                           $         12    $         6     $         5
  Deferred income taxes                                 44             72             114
  Prepaid expenses                                       3              2              12
                                              ------------    -----------     -----------
                                              $         59    $        80     $       131
                                              ============    ===========     ===========

Property and equipment:
  Equipment                                   $        282    $       240     $       264
  Furniture and fixtures                               113             99              87
  Leasehold improvements                                56             58              58
  Vehicles                                              46             46              46
                                              ------------    -----------     -----------
                                                       497            443             455
  Accumulated depreciation                            (350)          (305)           (344)
                                              ------------    -----------     -----------
                                              $        147    $       138     $       111
                                              ============    ===========     ===========





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